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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this registration statement of Rowan Companies, Inc. on Form S-3 of our report dated March 1, 1999, and incorporated by reference in the Annual Report on Form 10-K of Rowan Companies, Inc. for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the prospectus, which is a part of this registration statement.

                                            DELOITTE & TOUCHE LLP

Houston, Texas
October 12, 1999